UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

PRIVATEBANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34066	36-3681151
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. LaSalle St. Suite 400 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 564-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2009, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the third quarter ended September 30, 2009. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 10 and 14 of Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 26, 2009, the Company announced that Mr. Brant Ahrens, 39, Chief Strategy and Marketing Officer and Managing Director of the Company, will also assume the title of Chief Operating Officer of the Company, effective October 26, 2009. Mr. Ahrens has served as Chief Strategy and Marketing Officer and Managing Director since 2007 when he joined the Company, overseeing the Company’s strategic development, marketing, communications and corporate contributions areas. Prior to joining the Company, Mr. Ahrens was Group Senior Vice President and head of the Financial Institutions Group at LaSalle Bank, N.A., where he spent 15 years in various capacities including risk management, strategic development and as head of International Corporate Banking.

Mr. Jay Williams, previously Chief Operating Officer of the Company, will continue in his role as Chairman of The PrivateBank, N.A., one of the Company’s banking subsidiaries, headquartered in Milwaukee, Wisconsin.

Attached as Exhibit 99.2 is a copy of the press release relating to the appointment of Mr. Ahrens as Chief Operating Officer of the Company, which is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS

On October 26, 2009, the Company issued a press release announcing that it had commenced an underwritten public offering of shares of its common stock. Attached as Exhibit 99.3 is a copy of the press release, which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

99.1	Third Quarter 2009 Earnings Release dated October 26, 2009 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)

99.2	Press release dated October 26, 2009 relating to the appointment of a new Chief Operating Officer of the Company

99.3	Press release dated October 26, 2009 relating to the commencement by the Company of an underwritten public offering of shares of its common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Dated: October 26, 2009	By:	/s/ Larry D. Richman

Larry D. Richman President and Chief Executive Officer
	By:	/s/ Kevin M. Killips

Kevin M. Killips Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Third Quarter 2009 Earnings Release dated October 26, 2009
99.2	Press release dated October 26, 2009
99.3	Press release dated October 26, 2009